UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 25, 2019 (October 23, 2019)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DF	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

Dean Foods Company (the “Company”) has appointed Gary W. Rahlfs to serve as its Senior Vice President, Chief Financial Officer, effective October 23, 2019.

Mr. Rahlfs, 52, has served as the Company’s Interim Chief Financial Officer since September 24, 2019, and as its Senior Vice President, Finance & Strategy since May 2019. From March 2018 to May 2019, Mr. Rahlfs served as the Chief Financial Officer/Vice Chancellor for Finance at the University of North Texas. From 1994 until February 2017, Mr. Rahlfs was employed at PepsiCo, Inc., where he held several positions, including Vice President Finance, Global Groups for PepsiCo, Chief Financial Officer – PepsiCo Foods Canada, and Vice President Sales Finance – Frito-Lay US-South Division.

Agreements with Mr. Rahlfs

In connection with his promotion, the Company entered into a letter agreement with Mr. Rahlfs, dated October 23, 2019 (the “Offer Letter”), a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Offer Letter, the Company has agreed to pay Mr. Rahlfs an annual base salary of $500,000. In addition, he will be eligible to participate in the Company’s Short-Term Incentive Plan with a cash incentive payment target for 2019 equal to 65% of his annualized base salary, subject to the achievement of certain financial targets and individual performance objectives. For 2019, Mr. Rahlf’s target bonus under the Company’s STI Plan will not be prorated and he is guaranteed a minimum payout of $175,000. In addition, he will be eligible to receive grants under the Company’s Long-Term Incentive Program in such amounts as determined by the independent members of the Company’s Board of Directors, or the Compensation Committee. He will also continue to be eligible to participate in the Company’s benefits plans. Mr. Rahlfs has previously entered into a Change in Control Agreement with the Company (in substantially the form Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 17, 2019) pursuant to which he will be entitled to certain benefits in the event of a change in control of the Company. The foregoing description of the Offer Letter is a summary and is qualified in its entirety by reference to the copy of the Offer Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter dated October 23, 2019 between Dean Foods Company and Gary Rahlfs.

104	Cover Page Interactive Data File included as Exhibit 101 (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019	DEAN FOODS COMPANY

By:
/s/ Kristy N. Waterman
Kristy N. Waterman
Senior Vice President, General Counsel